UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013 (July 30, 2013)

Armada Hoffler Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35908	46-1214914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100, Virginia Beach, Virginia	23462
(Address of Principal Executive Offices)	(Zip Code)

(757) 366-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2013, TCA Block 11 Office, LLC (the “Office Borrower”) and TCA Block 11 Apartments, LLC (the “Apartments Borrower” and together with the Officer Borrower, the “Borrowers”), both of which are indirect, wholly owned subsidiaries of Armada Hoffler, L.P. (the “Operating Partnership”), the operating partnership subsidiary of Armada Hoffler Properties, Inc. (the “Company”), entered into a construction loan agreement with Bank of America, N.A., acting as the Administrative Agent (the “Agent”), for itself, Regions Bank, and PNC Bank, National Association (the “Construction Loan Agreement”). The Construction Loan Agreement provides for (1) a loan to the Office Borrower in the aggregate amount of up to $37,848,000 (the “Office Loan”) to be used for the construction of approximately 213,000 square feet of office space on nine floors and approximately 21,400 square feet of retail space in a mixed use condominium (the “Condominium”) located in The Town Center Project, in Virginia Beach, Virginia and (2) a loan to the Apartments Borrower in the aggregate amount of up to $25,197,750 (the “Apartments Loan”) to be used for the construction of 288 apartment units in the Condominium.

The Loans mature on January 30, 2017. The Borrowers have the ability to extend the maturity dates of the Loans for two twelve-month periods, subject to satisfaction of certain terms and conditions, including, but not limited to, the following:

•	with respect to the first extension period, a debt service coverage ratio of 1.20:1, loan-to-value of 75%, commencement of monthly principal payments and an extension fee of 25 basis points; and

•

with respect to the second extension, a debt service coverage ratio of 1.25:1, a 75% loan-to-value ratio for the Apartments Loan and a 70% loan-to-value ratio for the Office Loan, monthly principal payments, and an extension fee of 25 basis points.

Interest accrues and is payable monthly on the Loans at the BBA Libor Floating Rate plus 1.95%. The Loans may be prepaid in whole or in part at any time without penalty. No amounts have been drawn on, and no amounts are outstanding under, the Loans as of the date of this report.

The Company and the Operating Partnership are the guarantors (the “Guarantors”) of the Borrowers’ obligations under the Office Loan and the Apartments Loan (together, the “Loans”). In connection with the Loans, the Guarantors have guaranteed the liabilities under the Office Loan and the Apartments Loan in the amounts of up to $9,462,000.00 and $6,299,437.50, respectively, of the principal amounts of the Loans, as well as, in each case, 100% of all interest, late charges, various project carrying costs, collection costs and certain indemnifications. In addition to the foregoing, the Guarantors have guaranteed lien-free completion of the improvements and could be liable for damages caused to the lenders (including, but not limited to, full liability for all amounts owed under the Loans) for the violation of certain non-recourse carve-outs.

The Condominium also will contain a parking unit component containing approximately 950 public parking spaces in a 6  1/2-story parking garage. Construction of the parking garage is being financed with a $20,000,000 construction loan (the “Parking Loan”), which was obtained by an entity affiliated with the Company. The Company’s construction and development business is developing and building the parking garage for the affiliated entity and is receiving market fees for its services. The parking garage will be acquired by the Virginia Beach Development Authority upon completion of construction and receipt of a certificate of occupancy on all components of the Condominium project, which is expected to occur in July 2014.

The Loans and the Parking Loan are secured by a first lien deed of trust on the office, retail, apartment and parking units in the Condominium and are cross-collateralized and cross-defaulted. The Loans contain standard construction loan provisions, including lien-free completion covenants and customary default provisions. Upon an uncured default, the Agent, in addition to other remedies, may accelerate the payment of all amounts under the Loans and institute foreclosure proceedings against the collateral.

The Construction Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Director Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, the timing and amount advances under the Loans, the expected timing of the completion of the various construction projects described in this report and the expected costs of the projects. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, the risks associated with the Company’s construction business and supply of and demand for office, retail and multifamily properties in the markets in which the Company operates and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Prospectus filed pursuant to Rule 424(b)(4) on May 9, 2013. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Construction Loan Agreement, dated as of July 30, 2013, by and among TCA Block 11 Apartments, LLC and TCA Block 11 Officer, LLC, as Borrowers, Bank of America, N.A., as Administrative Agent, and the other financial institutions party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Dated: August 13, 2013	By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Construction Loan Agreement, dated as of July 30, 2013, by and among TCA Block 11 Apartments, LLC and TCA Block 11 Officer, LLC, as Borrowers, Bank of America, N.A., as Administrative Agent, and the other financial institutions party thereto.